EXHIBIT 3b
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                                   CERTIFICATE
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Solara Ventures, Inc. (the "Company") on Form 10-QSB for the fiscal period ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB"), I, Scott Morrice, the Chief Executive Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sect. 1350, that:

          (1) The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

          (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 21, 2002.



/s/ Scott Morrice
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Signature
Scott Morrice, President and Chief Executive Officer


The foregoing certification is furnished solely pursuant to 18 U.S.C. Sect. 1350, and is not being filed as part of the accompanying Report or as a separate disclosure document.